Exhibit 99.1

United Airlines Expands Partnership

With Copa and Avianca to Better Serve

Customers Traveling Between U.S. and Latin America

Proposed joint business agreement expected to benefit U.S. consumers and communities by spurring economic growth, improving the travel experience and offering many more choices for Latin America travel

CHICAGO, Nov. 30 — United Airlines today announced it has reached an agreement with Compañía Panameña de Aviación, S.A. (Copa), Aerovías del Continente Americano S.A. (Avianca) and many of Avianca’s affiliates, for a joint business agreement (JBA) that, pending government approval, is expected to provide substantial benefits for customers, communities and the marketplace for air travel between the United States and 19 countries in Central and South America.

Many more choices for customers

By integrating their complementary route networks into a collaborative revenue-sharing JBA, United, Avianca and Copa plan to offer customers many benefits, including:

•                  Integrated, seamless service in more than 12,000 city pairs

•                  New nonstop routes

•                  Additional flights on existing routes

•                  Reduced travel times

Drive economic benefits for consumers and the communities we serve

The carriers expect the JBA to drive significant traffic growth at major gateway cities coast to coast, which is expected to help bring new investment and create more economic development opportunities. Further, the JBA is expected to provide customers with expanded codeshare flight options, competitive fares, a more streamlined travel experience and better customer service, resulting in significant projected consumer benefits.

Better serve our customers

Additionally, allowing the three carriers to serve customers as if they were a single airline is expected to enable the companies to better align their frequent flyer programs, coordinate flight schedules and improve airport facilities.

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“This agreement represents the next chapter in U.S.-Latin American air travel,” said Scott Kirby, United’s president. “We are excited to work with our Star Alliance partners Avianca and Copa to bring much-needed competition and growth to many underserved markets while providing a better overall experience for business and leisure customers traveling across the Western Hemisphere.”

“We are delighted to further solidify our existing partnership with United Airlines and look forward to increasing service options for our customers by working more closely with Avianca,” said Pedro Heilbron, Copa Airlines’ chief executive officer. “We believe this agreement benefits our passengers by providing competitive fares and a superior network of more than 275 destinations throughout Latin America and the U.S., and promotes further growth and innovation within the airline industry in the Americas.”

“We are certain that together we are stronger in the United States — Latin America market than any of the three airlines individually,” said Hernan Rincon, Avianca’s executive president — chief executive officer. “This partnership will allow Avianca to strengthen its position as a first-level player in the airline industry in America as we will expand our scope in the continent with United and Copa, offering better connectivity to our customers.”

JBAs drive competition that benefits customers

Although JBAs have been proven around the world to benefit consumers and enhance competition, currently 99 percent of the U.S. carrier passenger traffic that makes connections in Central and South America does so without a JBA. Competition in the U.S.-Latin American market has grown and includes a diverse set of carriers offering service across multiple price points. Yet the market lacks a comprehensive revenue-sharing, metal-neutral network of carriers and the associated heightened competitive forces that drive value and better consumer experiences. The JBA represents an innovative, best-in-class new product offering that will make competition in this robust market even stronger.

“Our analysis shows that a metal-neutral JBA among United, Copa and Avianca will provide substantial benefits to consumers traveling between the relevant countries,” said Dr. Darin Lee, executive vice president of economic consulting firm Compass Lexecon and airline industry expert. “This JBA will enable United, Copa and Avianca to compete more effectively, offer competitive fares, and increase service, encouraging innovation and establishing a more robust and vibrant marketplace.”

To enable the deep coordination required to deliver these benefits to consumers, communities and the marketplace, United, Copa and Avianca plan to apply in the near term for regulatory approval of the JBA and an accompanying grant of antitrust immunity from the U.S. Department of Transportation and other regulatory agencies. The parties do not plan on fully implementing the JBA until they receive the necessary government approvals. The JBA currently

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includes cooperation between the U.S. and Central and South America, excluding Brazil.  With the recently concluded Open Skies agreement between the U.S. and Brazil, the carriers are exploring the possibility of adding Brazil to the JBA.

About United

United Airlines and United Express operate approximately 4,700 flights a day to 356 airports across five continents. In 2017, United and United Express operated more than 1.6 million flights carrying more than 148 million customers. United is proud to have the world’s most comprehensive route network, including U.S. mainland hubs in Chicago, Denver, Houston, Los Angeles, Newark/New York, San Francisco and Washington, D.C. United operates 760 mainline aircraft and the airline’s United Express carriers operate 546 regional aircraft. The airline is a founding member of Star Alliance, which provides service to 193 countries via 28 member airlines. For more information, visit united.com, follow @United on Twitter or connect on Facebook. The common stock of United’s parent, United Continental Holdings, Inc., is traded on the Nasdaq under the symbol “UAL”.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements included in this release are forward-looking and thus reflect United’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the

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operations of our regional carriers or the operations of our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of United’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.